UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                     __________________________________

                                  FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES EXCHANGE ACT OF 1934

                     __________________________________


                              DATE OF REPORT

             (DATE OF EARLIEST EVENT REPORTED):  MARCH 15, 1996



                       APPLIED MAGNETICS CORPORATION

           (Exact Name of Registrant as Specified in its Charter)



            DELAWARE
          (State or Other       1-6635            95-1950506
          Jurisdiction of     (Commission         (IRS Employer
          Incorporation)      File Number)        Identification No.)



                             75 ROBIN HILL ROAD

                         GOLETA, CALIFORNIA  93117

                  (Address of Principal Executive Offices)



                       REGISTRANT'S TELEPHONE NUMBER,
                    INCLUDING AREA CODE:  (805) 683-5353










     Item 5.   OTHER EVENTS

               On March 15, 1996, Applied Magnetics Corporation announced that it has executed an agreement for the sale, in an offshore offering and in a concurrent private placement in the United States, of $100.0 million of 7.0% Convertible Subordinated Debentures due 2006.

     Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


     Exhibit No.         Description of Exhibit
     -----------         ----------------------

         99 Press Release dated March 15, 1996 announcing that Applied Magnetics Corporation has executed an agreement for the sale, in an offshore offering and in a concurrent private placement in the United States, of $100.0 million of 7.0% Convertible Subordinated Debentures due 2006.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              APPLIED MAGNETICS CORPORATION



                              By:  /s/ Craig D. Crisman
                                   -----------------------------
                                   Craig D. Crisman
                                   Chairman of the Board and
                                   Chief Executive Officer
                                   (Principal Financial Officer)


     Dated:  March 20, 1996















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                             INDEX TO EXHIBITS

                                                       Sequentially
                                                         Numbered
     Exhibit Number      Description of Exhibit            Page
     --------------      ----------------------        ------------

     Exhibit 99          Press Release dated March
                         15, 1996 announcing that
                         Applied Magnetics
                         Corporation has executed
                         an agreement for the
                         sale, in an offshore
                         offering and in a
                         concurrent private
                         placement in the United
                         States, of $100.0 million
                         of 7.0% Convertible
                         Subordinated Debentures
                         due 2006.                            4





































                                EXHIBIT 99
                                ----------


     FOR IMMEDIATE RELEASE:                  FOR MORE INFORMATION:
     March 15, 1996                          Craig D. Crisman
                                             Chairman and Chief
                                             Executive Officer
                                             (805) 683-5353


                       APPLIED MAGNETICS CORPORATION
                     EXECUTES AGREEMENT FOR THE SALE OF
           $100.0 MILLION OF CONVERTIBLE SUBORDINATED DEBENTURES


               Goleta, CA - Applied Magnetics Corporation (NYSE: APM) today announced that it has executed an agreement for the sale, in an offshore offering and in a concurrent private placement in the United States, of $100.0 million of 7.0% Convertible Subordinated Debentures due 2006. The Debentures, non-callable for three years, will be convertible into common stock at a rate of $18.60 per share, which equates to an aggregate of approximately 5,376,344 shares of the Company's common stock.

               The agreement provides for an option to purchase up to approximately $15.0 million principal amount of additional debentures for the purpose of covering over-allotments, if any. The sale is scheduled to close on March 22, 1996.

               Proceeds from the sale of the debentures will be used to repay debt, to fund capital expenditures and for general corporate purposes.

               Neither the debentures nor the common stock issuable upon conversion have been registered under the United States Securities Act of 1933. Accordingly, these securities may not be offered or sold in the United States or to any U.S. person absent registration or an applicable exemption from the registration requirements.

               Applied Magnetics, with headquarters in Goleta, CA, is a major independent supplier of magnetic recording heads for disk drive applications for the worldwide data storage segment of the computer industry.

               This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities.








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